SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2003

CASCADE CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue Fairview, Oregon 97024-9718
(Address of principal executive offices) (Zip Code)

(503) 669-6300
(Registrant’s telephone number, including area code)

Due to an inadvertent error, the amount for Retained Earnings as of April 30, 2003 in the Consolidated Balance Sheet of Cascade Corporation contained in the press release dated May 28, 2003, entitled “Cascade Corporation Announces Earnings of $0.44 Per Share for the First Fiscal Quarter Ended April 30, 2003” was reported (in thousands) as $157,711 instead of $156,099.  Accordingly, this Form 8-K/A is being filed to provide the correct information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.  The following exhibit is included with this report:

99.1  Press release issued on May 28, 2003.

Item 9.  Regulation FD Disclosure and Information Provided under Item 12 – Results of Operations and Financial Condition.

On May 28, 2003, Cascade Corporation issued a press release announcing results for its first fiscal quarter ended April 30, 2003.  The press release, which is included as Exhibit 99.1 to this Form 8-K, and the discussion included in this Item are intended to be included under “Item 12.  Results of Operations and Financial Condition” and are included under this Item 9 in accordance with Securities and Exchange Commission Release No. 33-8216.  This discussion, as well as the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Corporation

	By:	/s/ JOSEPH G. POINTER
Joseph G. Pointer
Secretary

Dated: May 29, 2003